UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	June 7, 2016

            Harley-Davidson Motorcycle Trust 2016-A

(Exact name of Issuing Entity as specified in its charter)

(Central Index Key Number of Issuing Entity: 0001675887)

          Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

(Central Index Key Number of Depositor: 0001114926)

                    Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

(Central Index Key Number of Sponsor: 0001033232)

Nevada	333-208825	36-4396302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

                                  3850 Arrowhead Drive, Carson City, Nevada 89706

(Address of principal executive offices, including zip code)

                              (775) 886-3000

(Registrant’s telephone number, including area code)

                                     Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.                                Entry Into a Material Definitive Agreement.

On June 7, 2016, Harley-Davidson Customer Funding Corp. (the “Depositor”) and Harley-Davidson Credit Corp. (the “Sponsor”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2016-A (the “Trust”) in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 and Class B (collectively, the “Offered Notes”).  The Offered Notes have an aggregate principal amount of $300,000,000.  The Offered Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File No. 333-208825).  It is expected that the Offered Notes will be issued on or about June 15, 2016.

The description of the Underwriting Agreement set forth above is qualified in its entirety by the terms of such agreement, which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 8.01.                                Other Events.

The Depositor is filing certain exhibits by means of this Current Report on Form 8-K in connection with its filing with the SEC of a final prospectus, dated June 7, 2016, related to the offering of the Offered Notes. See “Item 9.01. Financial Statements and Exhibits.”

In connection with the offering of the Offered Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K.  The certifications are being filed by means of this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.                                Financial Statements and Exhibits.

(a)                               Not Applicable.

(b)                              Not Applicable.

(c)                               Not Applicable.

(d)                              Exhibits.  The following exhibits are being filed herewith:

(1.1)     Underwriting Agreement, dated June 7, 2016, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)                  Amended and Restated Trust Agreement, dated June 8, 2016, among Harley-Davidson Customer Funding Corp., Wilmington Trust, National Association and The Bank of New York Mellon Trust Company, N.A.

(4.2)                  Indenture, dated as of June 1, 2016, between Harley-Davidson Motorcycle Trust 2016-A and The Bank of New York Mellon Trust Company, N.A.

(4.3)                  Asset Representations Review Agreement, dated June 1, 2016, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2016-A and Clayton Fixed Income Services LLC.

(4.4)                  Amended and Restated Trust Agreement, dated June 8, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Credit Corp. and Wilmington Trust, National Association.

(5.1)                  Opinion of Foley & Lardner LLP, dated as of June 8, 2016, as to legality.

(5.2)                  Opinion of Morris James LLP, dated as of June 8, 2016, as to legality.

(8.1)                  Opinion of Foley & Lardner LLP, dated as of June 8, 2016, as to certain tax matters.

(10.1)          Transfer and Sale Agreement, dated as of June 1, 2016, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)   Sale and Servicing Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)    Administration Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)          Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1).

(23.2)          Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)          Depositor Certifications for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Date: June 7, 2016	By:	/s/James Darrell Thomas
James Darrell Thomas
Vice President, Treasurer and Assistant Secretary

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

Exhibit Index to Current Report on Form 8-K

Dated June 7, 2016

Exhibit
Number

(1.1)

Underwriting Agreement, dated June 7, 2016, among Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp. and J.P. Morgan Securities LLC, on behalf of itself and as representative of the several underwriters.

(4.1)	Amended and Restated Trust Agreement, dated June 8, 2016, among Harley-Davidson Customer Funding Corp., Wilmington Trust, National Association and The Bank of New York Mellon Trust Company, N.A.

(4.2)	Indenture, dated as of June 1, 2016, between the Harley-Davidson Motorcycle Trust 2016-A and The Bank of New York Mellon Trust Company, N.A.

(4.3)	Asset Representations Review Agreement, dated June 1, 2016, among Harley-Davidson Credit Corp., Harley-Davidson Motorcycle Trust 2016-A and Clayton Fixed Income Services LLC.

(4.4)	Amended and Restated Trust Agreement, dated June 8, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Credit Corp. and Wilmington Trust, National Association.

(5.1)	Opinion of Foley & Lardner LLP, dated as of June 8, 2016, as to legality.

(5.2)	Opinion of Morris James LLP, dated as of June 8, 2016, as to legality.

(8.1)	Opinion of Foley & Lardner LLP, dated as of June 8, 2016, as to certain tax matters.

(10.1)	Transfer and Sale Agreement, dated as of June 1, 2016, between Harley-Davidson Customer Funding Corp. and Harley-Davidson Credit Corp.

(10.2)

Sale and Servicing Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(10.3)

Administration Agreement, dated as of June 1, 2016, among Harley-Davidson Motorcycle Trust 2016-A, Harley-Davidson Motorcycle Grantor Trust 2016-A, Harley-Davidson Customer Funding Corp., Harley-Davidson Credit Corp., and The Bank of New York Mellon Trust Company, N.A.

(23.1)	Consent of Foley & Lardner LLP (included in Exhibits 5.1 and 8.1).

(23.2)	Consent of Morris James LLP (included in Exhibit 5.2).

(36.1)	Depositor Certifications for shelf offerings of asset-backed securities.